Share-based Payment (Policies)	12 Months Ended
Dec. 31, 2024
Notes and other explanatory information [abstract]
Share-based payment

Accounting policy:

The company offers its eligible employees restricted and performance share plans issued by the company. The Company recognizes as expense the fair value of the shares, measured at the grant date, on a straight-line basis during the period of service required by the plan, with a corresponding entry: i) to the shareholders’ equity for plans exercisable in shares; and ii) to liabilities for cash exercisable plans. When the conditions associated to the right to restricted stocks are no longer met, the expense recognized is reversed, so that the accumulated expense recognized reflects the vesting period and the Company’s best estimate of the number of shares to be delivered.

The expense of the plans is recognized in the statements of income (loss) in accordance with the function performed by the beneficiary.